UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 23, 2008

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 29, 2008, ValueClick Inc. ("ValueClick" or the "Company") announced its financial results for the fiscal quarter ended September 30, 2008 and provided updated guidance for the fiscal year ending December 31, 2008 and initial guidance for the fiscal quarter ending December 31, 2008. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures:

Net income before interest, income taxes, depreciation, amortization, and stock-based compensation ("Adjusted-EBITDA"), a non-GAAP financial measure, is included in the attached press release at Exhibit 99.1. Adjusted-EBITDA, as defined above, may not be similar to Adjusted-EBITDA measures used by other companies and is not a measurement under generally accepted accounting principles ("GAAP"). Management believes that Adjusted-EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation expense which are not directly attributable to the underlying performance of the Company's business operations.

Pro forma net income per diluted common share, a non-GAAP financial measure defined as GAAP net income per diluted common share before the impact of accelerated stock-based compensation associated with the Company's recently-completed stock option tender offer and before the impact of significant tax adjustment, is also included in the attached press release at Exhibit 99.1. Pro forma net income per diluted common share, as defined above, may not be similar to pro forma net income per diluted common share measures used by other companies and is not a measurement under GAAP. Management believes that pro forma net income per diluted common share provides useful information to investors about the Company's performance because it eliminates the effects of non-recurring items which are not directly attributable to the underlying performance of the Company's business operations.

Management uses Adjusted-EBITDA and pro forma net income per diluted common share in evaluating the overall performance of the Company's business operations.

Though management finds Adjusted-EBITDA and pro forma net income per diluted common share useful for evaluating aspects of the Company’s business, our reliance on these measures are limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses Adjusted-EBITDA and pro forma net income per diluted common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that Adjusted-EBITDA and pro forma net income per diluted common share provide investors with additional tools for evaluating the Company’s core performance, which management uses in its evaluation of the Company's overall performance, and a base line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have these supplemental metrics since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

The non-GAAP measures included in the press release at Exhibit 99.1 should be considered in addition to, not as a substitute for, or superior to, other measures of the Company’s results of operations or financial position prepared in accordance with GAAP.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2008, and effective as of the same date, the Board of Directors (the "Board") of ValueClick, Inc. approved amendments to the Company’s Bylaws. The amendments to the Bylaws:

• Add advance notice provisions governing the submission to ValueClick of notice of a stockholder’s intention to propose director nominations and other business in connection with meetings of stockholders. The advance notice provisions are intended to provide stockholders and the Company a reasonable opportunity to consider nominations and other business proposed to be brought before meetings of stockholders and to allow for full information to be distributed to stockholders. Among other things, the advance notice provisions:

o Specify deadlines for stockholders to submit notice of director nominations and other business;

o Require stockholders to provide specified information about their ownership of the Company’s securities and specified information about director nominees and other business;

o Clarify that the advance notice process is separate from the Rule 14a-8 stockholder proposal process under the federal proxy rules; and

o Require that a stockholder, or the stockholder’s qualified representative, appear in person at a meeting of stockholders to present a nomination or other business. (Article 2, Section 12)

• Amend the provisions on special meetings of stockholders to require that stockholders requesting a special meeting provide the Company with the same information required under the advance notice bylaws and to outline other matters related to stockholder-requested special meetings. (Article 2, Section 5)

• Amend the definitions of "Officer" and "President." (Article V, Sections 1 and 6)

As a result of the amendments related to the advance notice provisions, any stockholder who intends to nominate a director candidate or present other business (not including a proposal submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934) at the 2009 Annual Meeting of Stockholders of the Company must deliver a notice to the Company’s Secretary at the principal executive offices of the Company. The notice must be received not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the anniversary of the preceding year’s annual meeting, subject to limited exceptions if the annual meeting is more than 30 days before or more than 70 days after the anniversary date. Based on the Company’s 2008 annual meeting date of April 17, 2008, the notice must be delivered to the Company no earlier than the close of business on December 19, 2008 and no later than the close of business on January 18, 2009, for the 2009 Annual Meeting of Stockholders. The notice must comply with the applicable requirements of the Amended and Restated Bylaws as attached hereto as Exhibit 3.1.

Stockholder proposals submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 must be received by the Company on or before December 23, 2008 in order to be considered for inclusion in the proxy statement relating to the 2009 Annual Meeting of Stockholders.

The foregoing summary of the amendments is qualified in its entirety by reference to the complete text of the Company’s Amended and Restated Bylaws filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 29, 2008, the Company announced that the Board has authorized a $100 million increase to the Company's stock repurchase program (the "program"). As of October 29, 2008, up to $106.1 million of ValueClick’s capital may be used to repurchase shares of the Company’s common stock under the program. Year-to-date through October 29, 2008, the Company has repurchased approximately 12.0 million shares for $150.2 million, including 8.8 million shares repurchased for $95.4 million during the third quarter of 2008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended and Restated Bylaws of ValueClick, Inc.
99.1 Press Release dated October 29, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

October 29, 2008	By:	/s/ John Pitstick

Name: John Pitstick
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of ValueClick, Inc.
99.1	Press Release dated October 29, 2008.